IMPORTANT NOTICE

PROFUNDS VP

Supplement dated December 10, 2018

to each funds’ Statutory Prospectus dated

May 1, 2018, as supplemented or amended

The following information supplements information found in each fund’s statutory prospectus.

Other Principal Risks

Operational Risk (All Funds) — A Fund, its service providers, and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed and inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability optimize its investment process or calculate its NAV in a timely manner. The Funds rely on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, each Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. In particular, errors in the order information may result in the purchase or sale of the instruments in which a Fund invests in a manner that may be disadvantageous to the Funds. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that may impact the performance of a Fund and the Fund may be unable to recover any damages associated with such failures.

Securities Lending Risk (All Funds) — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProFund Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Additional Securities, Instruments, and Strategies

Securities Lending   A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.